                                                              Exhibit 24

                                                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:  That the undersigned, a director or officer, or both, of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes and Caroline Rook, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Acxiom, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2001, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange
Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

         IN WITNESS WHEREOF, I have hereunto set my hand as of this 23rd day of May, 2001.

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    CAROLINE ROOK

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    DR. ANN HAYES DIE

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    WILLIAM T. DILLARD II

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    HARRY C. GAMBILL

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    WILLIAM J. HENDERSON

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    RODGER S. KLINE

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    THOMAS F. (MACK) McLARTY, III

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    CHARLES D. MORGAN

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    STEPHEN M. PATTERSON

                                                     Signed:  /s/
                                                            -----------------------------------
                                                     Name:    JAMES T. WOMBLE